FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 8, 2016, is entered into among Raymond James Financial, Inc., a Florida corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, the Swing Line Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement, dated as of August 6, 2015 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)    The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Arrangers” means Merrill Lynch, Pierce, Fenner & Smith, Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) and Regions Capital Markets, in their capacity as joint lead arrangers and joint bookrunners.

(b)    In the definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement, the following subclause (iv) is hereby added to the proviso at the end of such definition immediately following subclause (iii) thereof:

and (iv) Federal Home Loan Bank advances to Raymond James Bank National Association up to an amount, at any time, not to exceed, in the aggregate, 5% of Consolidated Total Capitalization at such time (as Consolidated Total Capitalization is calculated immediately prior to giving effect to this clause (iv)).

(c)    In the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement, the following subclause (iii) is hereby added immediately following subclause (ii) of clause (d) thereof:

or (iii) become the subject of a Bail-in Action.

(d)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(e)    The following new Section 5.14 is hereby added immediately following Section 5.13 of the Credit Agreement:

5.14    EEA Financial Institution.

The Borrower is not an EEA Financial Institution.

(f)    The following new Section 11.19 is hereby added immediately following Section 11.18 of the Credit Agreement:

11.19    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.    Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    The Borrower hereby represents and warrants as follows:

(i)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement other than those that have already been obtained and are in full force and effect.

(c)    The Borrower further represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RAYMOND JAMES FINANCIAL, INC., a Florida corporation

By: /s/Jeffrey P. Julien
Name: Jeffrey P. Julien
Title: Chief Financial Officer

RAYMOND JAMES FINANCIAL, INC.
FIRST AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/Cindy Jordan
Name: Cindy Jordan
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By: /s/Sherman Wong
Name: Sherman Wong
Title: Director

REGIONS BANK, as a Lender and a Swing Line Lender

By: /s/Peter Wesemeier
Name: Peter Wesemeier
Title: Managing Director

CITIBANK, N.A., as a Lender and a Swing Line Lender

By: /s/Dane Graham
Name: Dane Graham
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender and a Swing Line Lender

By: /s/Leo Lai
Name: Leo Lai
Title: Executive Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender and a Swing Line Lender

By: /s/Michael Ugliaroto
Name: Michael Ugliaroto
Title: Vice President

RAYMOND JAMES FINANCIAL, INC.
FIRST AMENDMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/Brian Waldron
Name: Brian Waldron
Title: Assistant Vice President

FIFTH THIRD BANK, as a Lender

By: /s/Yael Eisenberg
Name: Yael Eisenberg
Title: Asst. Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/Alaa Shraim
Name: Alaa Shraim
Title: Vice President

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/Thomas Owens
Name: Thomas Owens
Title: VP

RAYMOND JAMES FINANCIAL, INC.
FIRST AMENDMENT